EXHIBIT 99.1

NASDAQ: VTVT Improving the Lives of Millions of Patients with Type 1 Diabetes Non - Confidential vTv Therapeutics

THE STATEMENTS MADE IN THIS PRESENTATION MAY INCLUDE FORWARD - LOOKING STATEMENTS REGARDING (I) DIABETES MARKET AND OTHER MARKETS, (II) THE DEVELOPMENT, CLINICAL TRIAL PROCESS, REGULATORY APPROVAL PROCESS AND ATTRIBUTES OF INVESTIGATIONAL AND MARKETED PRODUCTS TO TREAT THESE DISEASES AND OTHER CONDITIONS, AND (III) THE FUTURE OPERATIONS, FUND - RAISING ACTIVITIES, EXPENDITURES, OPPORTUNITIES, AND FINANCIAL PERFORMANCE OF VTV THERAPEUTICS INC . THESE FORWARD - LOOKING STATEMENTS ARE ONLY ESTIMATES BASED UPON THE INFORMATION AVAILABLE TO VTV THERAPEUTICS INC . (OR THE PARTY PREPARING SUCH FORWARD - LOOKING STATEMENTS) AS OF THE DATE OF THIS PRESENTATION . THE FORWARD - LOOKING STATEMENTS INCLUDED HEREIN INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER IMPORTANT FACTORS SUCH THAT ACTUAL FUTURE OPERATIONS, OPPORTUNITIES, PRODUCT DEVELOPMENT PROCESSES AND OUTCOMES, CLINICAL TRIAL PROCESSES AND OUTCOMES, REGULATORY APPROVAL PROCESSES AND OUTCOMES, ECONOMIC PERFORMANCE OF PRODUCTS, FUND - RAISING ACTIVITIES AND FINANCIAL PERFORMANCE MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED IN THESE FORWARD - LOOKING STATEMENTS . THESE RISKS, UNCERTAINTIES, AND OTHER FACTORS, WHICH MAY NOT BE WITHIN OUR CONTROL, ARE DISCUSSED IN MORE DETAIL IN OUR QUARTERLY AND ANNUAL REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, UNDER THE CAPTIONS, “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS . ” THEREFORE, YOU SHOULD READ THIS PRESENTATION IN CONJUNCTION WITH SUCH MEANINGFUL CAUTIONARY STATEMENTS . UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF . EXCEPT AS REQUIRED BY LAW, WE EXPRESSLY DISCLAIM ANY RESPONSIBILITY TO PUBLICLY UPDATE OR REVISE OUR FORWARD - LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE . ALL FORWARD - LOOKING STATEMENTS CONTAINED HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARY STATEMENTS . THIS PRESENTATION IS BEING PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY . THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SALE OF (OR THE SOLICITATION OF AN OFFER TO BUY) ANY SECURITIES OF VTV THERAPEUTICS INC . OR ANY OF ITS SUBSIDIARIES . BY ACCEPTING THIS PRESENTATION, YOU ACKNOWLEDGE AND AGREE THAT (I) YOU WILL NOT RELY ON THIS PRESENTATION FOR MAKING ANY INVESTMENT DECISION WITH RESPECT TO ANY SECURITIES OF VTV THERAPEUTICS INC . OR ANY OF ITS SUBSIDIARIES, AND (II) ANY INVESTMENT DECISION MADE BY YOU WITH RESPECT TO ANY SUCH SECURITIES WILL BE BASED SOLELY ON AN OFFERING DOCUMENT RELATING TO SUCH SECURITIES (IF ANY), INCLUDING THE INFORMATION INCORPORATED BY REFERENCE THEREIN . 2 Non - Confidential vTv Therapeutics

vTv has Developed a Breakthrough Oral Therapeutic for Type 1 Diabetes Over 8M patients worldwide have no oral therapies to aid in the complex, lifelong challenge of managing Type 1 Diabetes (T 1 D) . vTv’s TTP 399 is a Phase 3 - ready drug intended to work in concert with insulin to reduce dangerous low blood sugar events (hypoglycemia), and improve overall glycemic control and long term health outcomes . FDA Breakthrough Therapy Designation : Q 2 2021 3 Non - Confidential vTv Therapeutics

* Scientific & clinical team has an average tenure of >15 years with vTv New Leadership Builds upon Decades of Scientific & Clinical Expertise Carmen Valcarce, PhD * Chief Scientific Officer Paul Sekhri President & CEO Rich Nelson Head of Corp Dev Border denotes new addition in last 18 months Steven Tuch CFO Jumana Ihbais * Chief Quality Officer Jon Isaacsohn, MD Chairman 4 Non - Confidential vTv Therapeutics

Distinguished SAB Continues to Support Development of TTP399



John Buse, MD, PhD

Verne S. Caviness Distinguished Professor
Director, Diabetes Center
Director, NC Translational & Clinical Sciences Institute

THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL



G. Alexander "Zan" Fleming, MD

Founder & Executive Chairman, Kinexum
Former FDA Supervisory Physician for Diabetes

Kinexum

FDA U.S. FOOD & DRUG ADMINISTRATION



Justin Gregory, MD, MSci

Asst. Professor of Pediatrics
Pediatric Endocrinology

VANDERBILT UNIVERSITY MEDICAL CENTER



Gary Koch, PhD

Professor, Department of Biostatistics
Director, Biometric Consulting Laboratory

THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL



Robert Rizza, MD

Emeritus Professor of Medicine
Division of Endocrinology, Diabetes, Metabolism & Nutrition

MAYO CLINIC COLLEGE OF MEDICINE AND SCIENCE



Jay Skyler, MD, MACP, FRCP

Professor of Medicine, Pediatrics, & Psychology
Division of Endocrinology, Diabetes, & Metabolism
Deputy Director for Clinical Research & Academic Programs, Diabetes Research Institute

MIAMI MILLER SCHOOL of MEDICINE

Non-Confidential 5 vTv Therapeutics

Living with T1D is Like Driving Too Fast on a Dangerous Road TOO MUCH INSULIN ~80% of patients fail to achieve good blood glucose control. Fear of hypoglycemia is so intense that many accept high blood glucose, risking long - term health consequences and diabetic ketoacidosis (DKA). TOO LITTLE INSULIN 6 Non - Confidential vTv Therapeutics

More People in the U.S. are Living with T1D than are Diagnosed Annually with Breast, Prostate and Lung Cancer Combined Breast Prostate Lung TOTAL T1D 795,790 7 Non - Confidential vTv Therapeutics 236,740 268,490 290,560 20% of Patients are Under 20 Years Old 1,450,000 U.S. Estimated New Cancer Cases vs. U.S. Type 1 Diabetes Patients Sources: Cancer Statistics, 2022 (American Cancer Society); National Diabetes Statistics Report, 2020 (CDC)

TTP399 : A First - Ever Oral Therapeutic for T yp e 1 Diabetes 8 Non - Confidential vTv Therapeutics A Liver - Selective Glucokinase Activator that: 1) Reduces the Risk of Hypoglycemia 2) Improves Glycemic Control

In Healthy Patients, the Liver Acts as a Reservoir for Glucose Glucokinase When blood sugar is high Glucokinase, in presence of insulin, converts some glucose into glycogen for storage Insulin Glucose 9 Non - Confidential vTv Therapeutics When blood sugar is low Glycogen reserves are broken down into glucose for release Glycogen Portal Vein

With Type 1 Diabetes, Glucokinase Activity in the Liver is Impaired Glucokinase When blood sugar is high Glucokinase activity is diminished due to low insulin in the liver, reducing glycogen storage When blood sugar is low Insufficient glycogen reserves to maintain glucose homeostasis Hypoglycemia Patient must take exogenous insulin Glucose 10 Non - Confidential vTv Therapeutics Portal Vein

TTP399 Reactivates Innate Glucose - Regulating Capacity of the Liver TTP399 Glucokinase When blood sugar is high Glucokinase is activated despite lower insulin levels 11 Non - Confidential vTv Therapeutics When blood sugar is low Glycogen reserves available to prevent hypoglycemia Portal Vein

TTP399 is the First Liver-Selective Glucokinase Activator to Reach Phase 3

Glucokinase is present in both pancreatic β-cells & the liver.
Past efforts to target have failed due to an increase in hypoglycemic events among other issues*


Pancreas
Effect
Result
Lowers threshold for insulin production
Rapid decline in blood sugar levels:
Induces Hypoglycemia
Glucokinase Activation
Triggers storage of glucose as glycogen
Reduces elevated blood sugar levels; Glucose released when needed:
Reduces Hypoglycemia
Liver

*Other factors: Loss of potency over time; Hypertriglyceridemia; Fatty liver. None of these have been observed with TTP399 pre-clinically or in clinical studies up to 6 months.

Non-Confidential 12 vTv Therapeutics

Our Phase II Trial Demonstrated Statistically & Clinically Significant Efficacy & Safety

Trials sponsored in part by:

JDRF IMPROVING LIVES. CURING TYPE 1 DIABETES.

Fewer Hypoglycemic Events



Cummulative Number of events
30
20
10
0
Placebo
TTP399
Δ = -50%
p =0.04
0
20
40
60
80
100
Study day

Improved Glycemic Control



Change from Baseline in HbA1c (%)
Second Estimand*
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
Placebo
TTP399
Δ = -0.36%
p <0.001
0
6
12
Study Week

Randomized, Double-Blind, Placebo Controlled 2-Part Study of ~100 patients. A total of 46 patients in the treatment groups received 800mg daily of TTP399.

Study Details: https://diabetesjournals.org/care/article/44/4/960/138590/The-SimpliciT1-Study-A-Randomized-Double-Blind & https://clinicaltrials.gov/ct2/show/NCT03335371

Non-Confidential 13 vTv Therapeutics

We Have the Opportunity to Ease the Burden of Managing T1D and Improve the Lives of Patients Living with Type 1 Diabetes 14 Non - Confidential vTv Therapeutics

Strong IP Protection through 2039 Patent Family No Exclusivity Period 801 805 806 808 807 809 814 803 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 US 7,851,636 - CoM (Expires 1 - 06 - 2025) [Patent Term Extension up to 5 Years] Issued Proposed Product TTP399 Formulation: Spray - Dried or Wet Granulation (Estimated Expiration 2 - 28 - 2034) US 10,952,993 - Combo: TTP399 & Insulin for Type 1 Diabetes (Expires 6 - 19 - 2039) Polymorphs of TTP399 (Estimated Expiration 6 - 07 - 2041) Oxidized Forms of TTP399 (Estimated Expiration 2 - 12 - 2041) Salts & Co - Crystals of TTP399 (Estimated Expiration 6 - 07 - 2041) US 9,359,313 - Combo: TTP399 & Metformin (Expires 07 - 20 - 2032) US 10,004,782 - Combo: TTP399 & GLP - 1 Analog for Type 2 Diabetes (Expires 05 - 15 - 2033) Crystal Form is in the Drug Product Type 2 Diabetes Pending 15 Non - Confidential vTv Therapeutics Issued in >95% of Worldwide Pharma Markets Issued in US, Pending in >90% of Worldwide Pharma Markets Granted in 8 European Countries, Japan, Canada and Australia Pending in US, China and Hong Kong

Breakthrough Drugs: Much Higher Odds of Approval Sources: FDA.gov; Pharma Intelligence (Q2 2021) (2011 - 2020) (2012 - 2021) “Breakthrough Therapy designation is a process designed to expedite the development and review of drugs that are intended to treat a serious condition and preliminary clinical evidence indicates that the drug may demonstrate substantial improvement over available therapy on a clinically significant endpoint(s) . ” TTP399 Breakthrough Therapy Designation: Q2 2021 All Drugs Breakthrough Drugs 16 Non - Confidential vTv Therapeutics Overall approval rates for clinical - stage drugs: 7.9% 50.4%

Phase 3 Pivotal Studies in US and EU; CRO Selected Pivotal Study 1 - Type 1 Diabetes (US & EU, Primary Endpoint at 6 Months) 200 placebo 200 400mg TTP399, 2X Daily 200 800mg TTP399, 1X Daily 200 800mg TTP399, 2X Daily 12 Month Study; All patients with Continuous Glucose Monitors ENDPOINTS Primary: Frequency of Hypoglycemia Secondary: Change in Hemoglobin A1C Pivotal Study 2 - Type 1 Diabetes (US & EU, Primary Endpoint at 12 Months) 200 placebo 200 400mg TTP399, 2X Daily 200 800mg TTP399, 1X Daily 200 800mg TTP399, 2X Daily 12 Month Study; All patients with Continuous Glucose Monitors ENDPOINTS Primary: Frequency of Hypoglycemia Secondary: Change in Hemoglobin A1C Add’l Phase 2 Study - Type 2 Diabetes (Middle East, Primary Endpoint at 12 Months) 200 placebo 200 400mg TTP399, 1X Daily 12 Month Study; Type 2 Diabetes Patients on Insulin with No Continuous Glucose Monitoring ENDPOINTS Primary: Change in Hemoglobin A1C Secondary: Frequency of Hypoglycemia 200 800mg TTP399, 1X Daily Funded by: 17 Non - Confidential vTv Therapeutics

NDA Submission Expected by 1H 2025 Q4 2022 Q1 2023 Phase 3 Protocols Finalized by SAB FDA Review Trial Recruitment 6 months 12 months Active Trial Phase Q3 2023 Q3 2024 NDA Preparation 5 months Q1 2025 18 Non - Confidential vTv Therapeutics NDA Submission & FDA Review 6 - 12 months EU EMA submission expected to follow US FDA submission.

Additional Pipeline Creates Further Upside

vTv ▶ Partner ▶

PRODUCT	PRE-CLINICAL → PHASE	PARTERS + REGIONS	
TTP399 GK Activator	Type 1 Diabetes (vTv; through Phase II)		
	Type 2 Diabetes (vTv; through Phase I)		
TTP273 Oral GLP-1R Agonist	Cystic Fibrosis-Related Diabetes (vTv; Pre-clinical)	CYSTIC FIBROSIS FOUNDATION	
	Type II Diabetes (Partner; into Phase II)	HUADONG MEDICINE	Asia (excl. Japan)
HPP737 PDE4 Inhibitor	SAD/MAD Completed (vTv; through Phase I)		
	Psoriasis (Partner; through Phase II)	NEWSOARA	Asia (excl. Japan)
	COPD (Partner; into Phase II)	NEWSOARA	Asia (excl. Japan)
	Atopic Dermatitis (Partner; into Phase II)	NEWSOARA	Asia (excl. Japan)
HPP593 PPAR-δ Agonist	Primary Mitochondrial Myopathy (Partner; through Phase I)	Reneo	Worldwide
Azeliragon RAGE Antagonist	Pancreatic Cancer (Partner; through Phase I)	CANTEX	Worldwide
HPP971 Nrf2/Bach1 Modulator	Renal Diseases (Partner; through Phase I)	Anteris Bio	Worldwide
HPP3033 Nrf2/Bach1 Modulator	Undisclosed (vTv; Pre-clinical)		
TTP-RA RAGE Antagonist	Type 1 Diabetes Prevention (vTv; Pre-clinical)		

Non-Confidential 19 vTv Therapeutics

Investors, Partners, and Board

MacAndrews & Forbes Holdings Inc.: Majority stakeholder; holding company owned by Ronald Perelman. Has supported the company since inception.

CINRx pharma: Announced $10M investment at $2.41 / share in July 2022. As part of the transaction, Jon Isaacsohn, MD, CEO of CinRX and former CMO of Teva Pharmaceuticals joined as Chairman and is helping oversee Phase III trials.

G42 Healthcare: Announced $25M investment at $2.41 / share in June 2022. G42 has additionally agreed to solely fund a Middle East trial.

Current Board:

Jon Isaacsohn, MD Chairman	**Paul Sekhri** President & CEO	**Rich Nelson** EVP Corp. Dev.	**Keith Harris, PhD** Director	**John Fry** Director
Chandresh Harjivan, MD Director	**Fahed Al Marzooqi, MD** Director	**Howard Weiner, MD** Director	**Hersh Kozlov** Director	

Non-Confidential 20 vTv Therapeutics

Appendix Non - Confidential vTv Therapeutics

Safety: TTP399 T e s t e d in 13 Clinical Trials with Over 560 Subjects Dosed 11 Clinical Studies in Healthy Volunteers & Type 2 Diabetes Patients 9 Phase 1 Studies 2 Phase 2 Studies 2 Clinical Studies in Type 1 Diabetes Patients Simplici - T1 Study Sentinel Phase – 5 Patients Part 1 – 19 Patients Part 2 – 85 Patients TTP399 - 118 DKA Mechanistic Study 560 Subjects have Received One or More Doses of TTP399 TTP399 was Well Tolerated at All Doses Tested The clinical results obtained to - date are consistent with preclinical data and the MOA of a liver - selective GKA 22 Non - Confidential vTv Therapeutics

Safety: Cumulative Incidence of Subjects with Abnormal Ketones BOHB > 0.4 and 0.6 mmol/L as Determined by Central Lab Central Lab Ketone Values > 0.4 mmol/L Central Lab Ketone Values > 0.6 mmol/L Study Details: https://diabetesjournals.org/care/article/44/4/960/138590/The - SimpliciT1 - Study - A - Randomized - Double - Blind 10 20 30 Study Day Cummulative incidence (%) 800mg TTP399 PBO 0 0 0 14 28 42 56 70 84 0 5 10 15 14 28 42 56 70 84 Study Day Cummulative incidence (%) 800mg TTP399 PBO 23 Non - Confidential vTv Therapeutics

Safety: Mechanistic Study of DKA Risk from TTP399

Objective: Evaluate Effects of TTP399 on Ketogenesis During Insulinopenia

Trials sponsored in part by: JDRF IMPROVING LIVES. CURING TYPE 1 DIABETES.

Study Design

Participants: 23 adults with T1D on insulin pumps

Dosing: TTP399 800mg or placebo once daily for 7 days (randomized 1:1)

Insulin withdrawal test: on day 7, insulin pumps will be stopped and physically removed at 6 am and serial measurements of plasma glucose and ketones (β-hydroxybutyrate) will be collected for 10h

Study design similar to clinical studies using SGLT2 inhibitors[1,2]

Results from similar preclinical study using TTP355[3]

Decreased ketones in plasma after insulin withdrawal **with liver selective GKA** compared to placebo



Visit 1 Screening
Visit 2 Randomization
Visit 3 IWT
Visit 4 Follow-up
Day -14
Day -1
Day 1
Day 3
Day 6
Day 7 + 3d
3-5 days after last dose
Outpatient visit
Phone Contact

(1) Herring et al, Diabetes Care 2020 https://doi.org/10.2337/dc19-2579

(2) Patel et al. Diabetes Technology & Therapeutics 19 618-622, 2017) https:// doi/10.1089/dia.2017.0267

(3) https://vtvtherapeutics.com/wp-content/uploads/2020/08/GKA-Poster-Keystone-2017_01182017_final-minipigs.pdf TTP355: liver-selective GKA (first generation)

Non-Confidential 24 vTv Therapeutics

Safety: No Observed Risk of Euglycemic DKA During Conditions of Insulin Deficiency (IWT) Klein et at. Diabetes Obesity and Metabolism June 2022. https://doi.org/10.1111/dom.14697 25 Non - Confidential vTv Therapeutics